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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


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                                       FORM 8-K


                                    CURRENT REPORT



                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                                   (Date of Report)
                                   APRIL 21, 1998

                            COMMISSION FILE NUMBER 0-12207

                                  PEGASUS GOLD INC.
                (Exact name of registrant as specified in its charter)


       PROVINCE OF BRITISH COLUMBIA                       NONE
     (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)              Identification No.)

601 W. FIRST AVE., SUITE 1500, SPOKANE, WASHINGTON     99201-3282
    (Address of principal executive offices)           (Zip Code)


                                    (509) 624-4653
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER MATTERS

On April 17, 1998, the Company issued a press release announcing its 1997 year-end results.

On April 20, 1998, the Company filed its second monthly report with the U.S. Bankruptcy Court in Reno, Nevada for the period from March 1, 1998 through March 31, 1998.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND EXHIBITS.

     (a)  Financial statements - not applicable.

     (b)  Pro forma financial information - not applicable.

     (c)  Exhibits:

                 (99.1)  News Release issued by the Company dated April 17,
                         1998.
                 (99.2) Financial statements included in the monthly report filed with the U.S. Bankruptcy Court on April 20, 1998.

                         The entire monthly report, as filed with the U.S. Bankruptcy Court for the District of Nevada in Reno, Nevada, also includes:

                         - Schedule of Professional Fees
                         - Operating Statements
                         - Consolidating Statement of Operations
                         - Recapitulation of Cash Accounts
                         - Projected Cash Flows
                         - Consolidating Balance Sheet
                         - Accounts Payable Agings
                         - Payments to Secured Creditors
                         - Tax Liability/Insurance Coverage/Post-Petition
                           Payments
                         - Narrative
                         - Trustee Fees
                         - Post-Petition Intercompany Statements


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                                       FORM 8-K

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PEGASUS GOLD INC.   (Registrant)





Date:     April 21, 1998      By:  /s/ Michelle G. Viau
                                   ---------------------------------
                                   Michelle G. Viau
                                   Vice President, Finance and Chief
                                   Financial Officer


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